UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2010

ASURE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20008	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Wild Basin Road

Austin TX, 78746

 (Address of principal executive offices and Zip Code)

(512) 437-2700

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01

Other Events.

On January 21, 2010, Asure Software, Inc. (f/k/a Forgent Networks, Inc.) (the “Company”) issued a press release announcing that it regained compliance with Nasdaq’s $1.00 minimum bid rule.  In addition,

the Company announced that it plans to release 2Q 2010 results and host a conference call on February

10, 2010.

Item 9.01.

Financial Statements and Exhibits

Press Release: Asure Software Regains Compliance with Nasdaq $1.00 Minimum Bid Rule and

Announces Details of Second-Quarter Fiscal Year 2010 Earnings Release and Conference Call

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits:

99.1

Press Release of Asure Software, Inc. dated January 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   January 21, 2010

ASURE SOFTWARE, INC.

By:     /s/ David Sandberg

Name: David Sandberg

Title: Chairman of the Board